Clarification Agreement

     This Clarification Agreement (the "Agreement") is made and entered into by and among Colmena Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Colmena" and the "Exchange Act," respectively) and Richard C. Peplin, Jr., an Ohio resident ("Mr. Peplin;" Colmena and Mr. Peplin being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

     Whereas, Colmena was a publicly held holding company which owned a group of operating subsidiaries (hereinafter collectively referred to as the "Subsidiaries") that the Parties intended to convey to Mr. Peplin pursuant to the terms of the reorganization agreement entered into between them on or about March 25, 1999, a copy of which was filed with the United States Securities and Exchange Commission (the "Commission") and is available at the Commission's website at www.sec.gov in its EDGAR archives (the "Reorganization Agreement"); but

     Whereas, the Parties, in documenting the transaction, inadvertently excluded at least one subsidiary, Tio Mariano Cigar Corp., a Delaware corporation,  and the  Parties  now  desire  to  clarify  that all of  Colmena's
Subsidiaries were conveyed to Mr. Peplin as a result of the Reorganization Agreement, except as specifically excluded therein:

     Now, Therefore, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

First:          Terms of Reorganization

1.1     Clarification

     The Parties hereby agree that the Reorganization Agreement conveyed to Mr. Peplin all of Colmena's Subsidiaries, except as specifically excluded therein, and that Tio Mariano Cigar Corp. was among the Subsidiaries so conveyed.

1.2     Further Amendment or Supplement of Reorganization Agreement

     Any provisions in the Reorganization Agreement which are contrary to any provisions in this Agreement are hereby amended and supplemented, as required to give full scope and effect to the provisions of this Agreement.


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Second:         Miscellaneous

2.1     Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

2.2     Notice.

     All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                                   To Colmena:

                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-D;
                           Boca Raton, Florida 33431;
                 Telephone (561) 998-3435; Fax (561) 998-4635;
                         e-mail edmytryk@earthlink.net;

                    Attention: Edward C. Dmytryk, President,
                                 with a copy to
                          1941 Southeast 51st Terrace;
                              Ocala, Florida 34471;
                 Telephone (352) 694-6661; Fax (352) 694-1325;
                       e-mail, legal@yankeecompanies.com;
                  Attention: Kevin W. Dornan, General Counsel;


                                 To Mr. Peplin:

Richard C. Peplin, Jr.. 25100 Detroit Road; Westlake, Ohio 44145; and to or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth or as may be reflected in the SEC's EDGAR Internet web site.

2.3    Merger.

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

2.4    Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

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2.5      Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

2.6     Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

2.7     Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorney's fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

2.8     Litigation.

     In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorney's fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

2.9     Benefit of Agreement.

     The terms and provisions of this Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

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2.10     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

2.11    Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

2.12    Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

2.13    Status.

     Nothing  in this  Agreement  shall  be  construed  or  shall  constitute  a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship; rather, the relationships established hereby are those of settling debtor and creditor.

2.14    Counterparts.

        (a)    This Agreement may be executed in any number of counterparts.

        (b)    All  executed   counterparts   shall   constitute  one  Agreement
               notwithstanding that all signatories are not signatories to the original or the same counterpart.

        (c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

2.15     License.

        (a) This Agreement is the property of The Yankee Companies, Inc. ("Yankees).

        (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

        (c) The Parties hereby acknowledge that Yankees is not a law firm or regulated entity and has not provided any Party with any advice concerning this Agreement; rather, it has informed each Party, as a condition to their use of this form, that they must obtain independent legal advice.

     In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the last date set forth below.


Signed, Sealed and Delivered
         In Our Presence:
                                                      Colmena Corp.
/s/ Jennifer Mitchem/s/
/s/ Sally Ann Stroberg /s/                By:   /s/ Edward C. Dmytryk /s/
                                                    Edward C. Dmytryk, President
(CORPORATE SEAL)
                                      Attest:  /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary
Dated:   July 6, 2001

                                                   Mr. Peplin
/s/ Bill Caster /s/

/s/ ---------------------------------          /s/ Richard C. Peplin, Jr.
                                                   Richard C. Peplin, Jr.,
                                                   on his own behalf and on
                                                   behalf of his affiliates
Dated:   July 5, 2001

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